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 Lessor  GENERAL ELECTRIC CAPITAL  CORPORATION            Master Lease Agreement
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 Lessee  SENTO TECHNICAL INNOVATIONS CORPORATION   Contact MS. STEPHANIE JOHNSON

Title                                                                 CONTROLLER
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Address Telephone Number Facsimile Number Master Lease 311 N. STATE STREET (801)
434-0289                  Agreement                 No.                  6752640
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City  County/Province  State/Country Zip Code Corporation OREM UTAH UT 84057 |X|
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Proprietorship        Partnership        Other        |        |       |       |
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TERMS AND CONDITIONS  (The Reverse side contains Terms and Conditions  which are
also           a           part           of           this           Agreement)
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1. LEASE: Lessor shall purchase and lease to Lessee the equipment and associated items ("Equipment") described in any Equipment Schedule ("Schedule") executed from time to time by Lessor and Lessee that makes reference to this Master Lease
Agreement  ("Agreement").   This  Agreement  shall  be  incorporated  into  each
Schedule. When computer programs and related documentation are furnished with the Equipment, and a non-exclusive license and/or sublicense (collectively, "Software') is granted to Lessee in an agreement ("Supplier Agreement") with the suppliers (collectively, "Supplier") Identified on the Schedule. Lessor, to the extent permitted, grants Lessee a similar non-exclusive sublicense to use the Software only in conjunction with the Equipment for so long as the Equipment Is leased hereunder. The Equipment and Software include, but are not limited to, all additions, attachments and accessions thereto and replacements therefore (collectively, "System"). Any reference to "Lease" shall mean with respect to each System, this Agreement, a Schedule, a Consent of Supplier, an Acceptance Certificate, any riders, amendments and addenda thereto, and any other documents as may from time to time be made a part thereof.

 As conditions precedent to Lessor's obligation to purchase any Equipment and obtain any Software, not later than the Commitment Date set forth on the applicable Schedule (a) Lessee and Lessor shall execute this Agreement. a Schedule, an Acceptance Certificate and other documentation contemplated herein, and (b) there shall have been no material adverse change in Lessee's financial condition. Upon Lessor's execution of a Schedule, Lessee assigns to Lessor its rights to receive title to the Equipment and any non-exclusive sublicense to use the Software described in the Supplier Agreement as of the day the System is delivered to the Installation Site set forth in the applicable Schedule but no other right or any warranty thereunder. In consideration of such an assignment and subject to the terms and conditions herein, Lessor agrees to pay to the Supplier the Price (as defined in Section 3 below) for the System pursuant to the Supplier Agreement, but not to perform any other obligation thereunder. Unless Lessee exercises its Purchase Option as set forth in the applicable Schedule, Lessee hereby assigns to Lessor all of Lessee's thenremaining rights pursuant to the applicable Supplier Agreement effective upon the termination or expiration of the Term (as set forth in the applicable Schedule) for any reason.

 2. TERM, RENEWAL AND EXTENSIONS, If all other conditions precedent to a Lease have been met, the Lease Term for the System described on each Schedule shall commence on the date of Lessee's execution of an Acceptance Certificate ("Commencement Date"), and continue for the number of whole months or other periods set forth In such Schedule ("Initial Term"), the first such full month commencing on the first day of the month following the Commencement Date (or commencing on the Commencement Date if such date is the first day of the month). If Lessee selects Purchase Option B or C in the applicable Schedule, on the expiration date of the Initial Term. the Lease shall be automatically renewed for a six-month period ("Renewal Term") unless, by giving written notice to Lessor six (6) months prior to the expiration date, the Lessee elects to terminate the Lease. After the Renewal Term, at Lessoes option, the Lease shall be automatically extended on a month-to-month basis until either party gives the other not less than thirty (30) days prior written notice of its intention to terminate the Lease. Any renewals and extensions shall be on the same terms and conditions as during the Initial Term. "Term" shall mean the applicable Initial Term, the Renewal Term, if any, and any extension thereof as provided herein.

 3. RENT AND PAYMENT: Lessee shall pay to Lessor all the rental payments as shown in the applicable Schedule ("Rent") during the Term of the Lease, except as such Rent may be adjusted pursuant to this Section and Sections 2 and 8 of a Schedule, plus such additional amounts as are due Lessor under the Lease. Rent shall be paid as designated in the applicable Schedule in advance on the first day of each Payment Period ("Rent Payment Date"). If the Commencement Date is not the first day of a calendar month (or other Payment Period), Lessee shall pay to Lessor, on demand, interim Rent prorated daily based on a 360-day year for each day from and including the Commencement Date to and including the last day of such month or other Payment Period.

 The Rent is based upon the Price of the System and the acceptance of the System by Lessee on or before the Commitment Date set forth In the applicable Schedule. The "Price" of the System shall be as set forth in the Schedule, and shall exclude all other costs, Including sales or other taxes Included In the Supplier Agreement as part of the purchase price. If the Price is increased or decreased as a result of a job change order ("JCO") the Lessee authorizes Lessor to adjust the Rent If the Commencement Date occurs after the Commitment Date, and Lessor waives the condition precedent that the Commencement Date occur on or before the Commitment Date, Lessor's then-current Lease Rate Factor for similar transactions shall apply and the Lessee authorizes Lessor adjust the Rent, accordingly.

 Whenever any payment of Rent or other amount is not made within ten (10) days after the date when due, Lessee agrees to pay on demand (as a fee to offset Lessor's collection and administrative expenses), the greater of twenty-five dollars ($25.00) or ten percent (10%) of each such overdue amount, but not exceeding the lawful maximum, if any. payments shall be payable to Lessor in U.S. dollars at Lessor's address set forth Section 18 or such other place as Lessor directs in writing. If Lessee requests changes amendments to any Lease, Lessor may charge Lessee Lessor's reasonable costs a expenses of negotiation and documentation, including fees of legal staff or outside counsel.

 4. DELIVERY: All transportation, delivery and installation costs (unless included in the Price) are the sole responsibility of Lessee. Lessee assumes all risk of loss and damage the Supplier fails to deliver or delays in the delivery of any System, or if any System unsatisfactory for any reason.


 5. NET LEASE: Lessee's obligations under each Lease are absolute, unconditional a non-cancelable and shall not be subject to any delay, reduction, setoff, defense, counterclaim or recoupment for any reason including any failure of any System, or a misrepresentations of any supplier, manufacturer, installer, vendor or distributor. Lessor is not responsible for the delivery, installation, maintenance or operation of any System.

 6. WARRANTIES: Lessor agrees that third-party warranties, if any, inure to the benefit Lessee during the Term and on exercise of the Purchase Option. Lessee agrees pursue any warranty claim directly against such third party and shall not pursue any such claim against Lessor. Lessee shall continue to pay Lessor all amounts payable under a Lease under any and all circumstances.

 7. QUIET ENJOYMENT: Lessor shall not interfere with Lessee's quiet enjoyment a use of the System during the Term if no Event of Default has occurred and is continuing.

 8. TAXES AND FEES: Lessee shall promptly reimburse Lessor, upon demand, additional Rent, or shall pay directly, if so requested by Lessor, all license and registration fees, sales, use, personal property taxes and all other taxes and charges imposed by a federal, state, or local governmental or taxing authority, relating to the purchase, ownership, leasing, or use of the System or the Rent excluding, however, all tax computed upon the net income of Lessor.

 9. DISCLAIMER OF WARRANTIES AND DAMAGES: LESSEE ACKNOWLEDGE THAT (a) THE SIZE, DESIGN, CAPACITY OF EACH SYSTEM AND THE MANUFACTURER AND SUPPLIER HAVE BEEN SELECTED BY LESSEE; (b) LESSOR IS NOT A MANUFACTURER, SUPPLIER, DEALER. DISTRIBUTOR INSTALLER OF ANY SYSTEM; (c) NO MANUFACTURER OR SUPPLIER OR ANY THEIR REPRESENTATIVES IS AN AGENT OF LESSOR OR AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF ANY LEASE; AND (d) EXCEPT FOR LESSOR'S WARRANTY OF QUIET ENJOYMENT SET FORTH IN SECTION 7, LESSOR HAS NOT MADE, AND DOES. NOT HEREBY MAKE. A REPRESENTATION, WARRANTY OR COVENANT, WRITTEN OR ORAL STATUTORY, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER INCLUDING, WITHOUT LIMITATION, THE DESIGN, QUALITY, CAPACITY, MATERIAL, WORKMANSHIP, OPERATION, CONDITION, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, HIDDEN OR LATENT DEFECTS, OR AS TO ANY PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT. LESSEE LEASES EACH SYSTEM "AS IS, WHERE IS".

 LESSOR SHALL HAVE NO LIABILITY TO LESSEE OR ANY THIRD PARTY FOR A SPECIAL, DIRECT, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES ANY SORT INCLUDING, WITHOUT LIMITATION, DAMAGES FOR PERSON INJURY, LOSS OF PROFITS OR SAVINGS, LOSS OF USE, OR ANY OTHER DAMAGES, WHETHER BASED ON STRICT LIABILITY OR NEGLIGENCE, WHETHER RESULTING FROM USE OF A SYSTEM OR BREACH OF A LEASE OR OTHERWISE, EXCEPT FOR DIRECT, SPECIFIC DAMAGES FOR PERSONAL INJURY OR PROPERTY DAMAGE TO THE EXTENT CAUSED BY LESSOR'S ACTIVE GROSS

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 Except as otherwise  provided In Section 3 of this Agreement and Sections 2, 3, and 8 of a Schedule, any modifications, amendments or waivers to a Lease shall be effective only If mutually agreed upon in a writing, duly executed by authorized representatives of the parties.
--------------------------------------------------------------------------------
 GENERAL ELECTRIC CAPITAL CORPORATION    SENTO TECHNICAL INNOVATIONS CORPORATION
 BY  /s/ Mary M.Jones                     BY  /s/ Robert Bench
   ------------------                       ------------------
 Authorized Representative                Authorized Representative

 PRINT NAME /s/ Mary M.Jones              PRINT NAME /s/ Robert Bench
           -----------------                        -----------------
 TITLE MGR.CONTRACT ADM   DATE 7/24/98    TITLE VP CFO    DATE 6/19/98
      -----------------        --------        -------        --------
--------------------------------------------------------------------------------
 MLA 3/98 @ Telecom Financial Services Legal Staff

 NEGLIGENCE OR WILLFUL MISCONDUCT.

 IF LESSEE HAS ELECTED PURCHASE OPTION B OR C, ARTICLE 2A OF THE UCC MAY APPLY TO THE LEASE AND LESSEE MAY HAVE CERTAIN RIGHTS THEREUNDER. IF SO, LESSEE ACKNOWLEDGES THAT SUCH A LEASE IS A FINANCE LEASE AS DEFINED IN UCC S2A-103. TO THE EXTENT PERMITTED BY LAW, LESSE HEREBY WAIVES ANY RIGHTS OR REMEDIES LESSEE MAY HAVE UNDER UCC SS 2A-508-522 INCLUDING, WITHOUT LIMITATION, RIGHTS OF REJECTION, REVOCATION, CANCELLATION, GRANTING OF SECURITY INTERESTS, AND RECOVERY FOR BREACH OF WARRANTY.

 10. INSURANCE: At its expense, Lessee shall keep each System insured against all risks of loss and damage for an amount equal to the installed replacement cost of such System with Lessor named as a loss payee. Lessee shall also maintain comprehensive general liability insurance, with Lessor named as an additional insured. All insurance policies shall be with an insurer having a rating of "B+" or better by A.M. Best Company, Inc. and be in such form, amount and deductibles as are satisfactory to Lessor. Each such policy must state by endorsement that the insurer shall give Lessor not less than thirty (30) days prior written notice of any amendment, renewal or cancellation. Lessee shall, upon request, furnish to Lessor satisfactory evidence that such insurance coverage is in effect. Lessee may self insure for such coverages only with Lessor's prior written consent.

 11. CASUALTY: If any System, in whole or in part, is lost, stolen, damaged or destroyed, or is taken in any condemnation or similar proceeding (an "Event of Loss"), Lessee shall immediately notify Lessor. Lessee shall, at its option (a) immediately place the affected Equipment and Software In good condition and working order, (b) replace the affected item with like equipment or software in good condition and transfer clear title and any sublicense to Lessor, or (c) pay to Lessor, within thirty (30) days of the Event of Loss, an amount equal to the Stipulated Loss Value ("SLV") as defined below, for such affected Equipment or Software plus any other unpaid amounts then due under the Lease. If an Event of Loss occurs as to part of a System for which the SLV is paid, a prorata amount of Rent shall abate from the date the SLV payment is received by Lessor. Upon payment of the SLV, title to the applicable Equipment and the sublicense to the applicable Software shag pass to Lessee with no warranties, subject to the rights, if any, of the insurer.

 The SLV shall be an amount equal to all future Rent from the last Rent Payment Date for which Rent has been paid to the end of the Term with each such payment discounted to present value at a simple Interest rate of five percent (5%) per annum or the Lease Rate, as applicable, or, if such rate is not permitted by law, then at the lowest permitted rate, plus (a) if Lessee selects Purchase Option B, twenty percent of the product obtained by multiplying the total number of Rent payments shown on the Schedule for the applicable Term by the then periodic Rent, or (b) if Lessee selects Purchase Option C, the percent set forth In the Purchase Option C election in the Schedule times the Price as it may have been adjusted ("Percent Option Amount"). If Lessor receives any insurance proceeds, Lessor shall apply such proceeds to Lessee's outstanding obligations with any remaining sums to be delivered to Lessee.

 12. INDEMNITY: Lessee shall indemnify Lessor against, and hold Lessor harmless from, and covenants to defend Lessor against, any and all losses, claims, liens, encumbrancesa, suits, damages, and liabilities (and all costs and expenses Including, without limitation, reasonable attorneys' fees) related to the Lease including, without limitation, the selection, purchase, delivery, ownership, condition, use, operation of a System, or violation of a Software sublicense, or arising by operation of law (excluding any of the foregoing to the extent caused by the active gross negligence or willful misconduct of Lessor). Lessee shall assume full responsibility for or, at Lessor's sole option, reimburse Lessor for the defense thereof. This Section shall survive the termination of the Lease but not longer than the applicable statute of limitations.

 13. TAX INDEMNITY: If Lessee selects Purchase Option B, the Lease is entered into based upon the assumptions ("Assumptions") that for federal, state, and local income tax purposes, Lessor shall be entitled to deduct. at the highest marginal rate of tax imposed on corporations, the maximum depreciation or cost recovery allowances provided in the Internal Revenue Code of 1986, as amended, and under state and local law in effect on the date Lessee executes the applicable Schedule. If, in its reasonable opinion, Lessor determines that its net after-tax economic yield or after-tax cash flow ("Net Economic Return") has been adversely affected as a result of a change in the Assumptions (a "Loss"), Lessee agrees to pay to Lessor, on demand, an amount which will cause Lessor's then Net Economic Return to equal the Net Economic Return that Lessor would have received had such Loss not occurred. Lessee shall have no right to inspect the tax returns of Lessor.

 14. DEFAULT: Any of the following shall constitute an Event of Default: (a) Lessee falls to pay when due any Rent or other amount payable under a Lease that is not paid Within ten (10) days of Lessee's receipt of written notice of nonpayment; (b) Lessee fails to perform any other material term in any Lease or other agreement given in connection with any Lease that continues uncured for twenty (20) days after Lessee's receipt of written notice thereof; (c) the inaccuracy of any material representation or warranty made by Lessee or any guarantor in connection with any Lease and the continuation thereof for thirty
 (30) days or more; (d) Lessee attempts to make a Transfer (as defined in Section 16) without Lessor's prior written consent; (e) Lessee dissolves or ceases to do business as a going concern; (f) Lessee sells all or substantially all of its assets, merges or consolidates with or into, or reorganizes with any entity; (g) Lessee becomes insolvent, makes an assignment for the benefit of creditors, files a voluntary petition or has an involuntary petition filed or action commenced against it under the United States Bankruptcy Code or any similar federal or state law; (h) Lessee fails to perform its obligations under any other Lease or agreement with Lessor; or (I) Any partner of Lessee or any guarantor takes any actions described in subsections (e), (f), or (g) above.

 15. REMEDIES: If an Event of Default has occurred, Lessor shall have the right to exercise one or more of the following remedies set forth below. Lessor may
 (a) terminate and/or declare an Event of Default under any Lease or other agreement with Lessee (b) recover from Lessee all Rent and any and all amounts then due and unpaid and (c) recover from Lessee all Rent and other amounts to become due, by acceleration or otherwise (plus, if the System is not returned in accordance with Section 9 of the applicable Schedule, an amount equal to (i) Lessor's reasonable estimate of the fair market value of the System at the end of the applicable Term if Lessee selects Purchase Option B in the Schedule, or
 (ii) if Lessee selects Purchase Option C in the Schedule, the Percent Option Amount). The amounts described in subsection (c) shall be present valued using a five percent (5%) simple interest rate per annum or the Lease Rate, as applicable, or, if such rate is not permitted by law, then at the lowest permitted rate. The amounts set forth in subsections (b) and (c) above shall be the agreed upon damages ("Lessor's Loss"). Lessor may also charge Lessee interest in the Lessor's Loss from the date of the Event of Default until paid at the rate of one and one-half percent (1-1 1/2%) per month, but in no event more than the maximum rate permitted by law; demand the Lesse return any System to Lessor in the manner provided in Section 9 of the Schedule; and take possession of, render unusable, or disable any System wherever located, with or without demand or notice or any court order or any process law.


 Upon repossession or return of a System, Lessor shall have the right to sell, lease or otherwise dispose of the System, with or without notice and by public or private bid, and shall apply the net proceeds thereof, if any, toward Lessor's Loss but only after deducting from such proceeds (a) in the case of any reletting of the System, the rent due for an period beyond the scheduled expiration of the Lease; (b) in the case of sale, (i) if Lessee has elected Purchase Option B, the estimated fair market value of the System as of the scheduled expiration of the Term of the Lease, or (ii) if Lessee has elected Purchase Option C, an amount equal to the Percent Option Amount; and (c) all expenses including without limitation, reasonable attorneys' fees incurred in enforcement of any remedy. Lessee shall be liable for any deficiency if the net proceeds available after the permitted deductions are less than Lessor's Loss. No right or remedy is exclusive of any other provided herein or permitted by law or equity. All rights and remedies shall be cumulative and may be enforced concurrently or individually from time to time.

 16. ASSIGNMENT: Lessor may, without notice to or the consent of Lessee, self, assign, grant a security interest in, or pledge its interest in all or a portion of a System and/or a Lease and any amounts payable hereunder to any third party ("Assignee"). Lessee shall, if directed, pay all Rent and other amounts due to Assignee free from any claim or counterclaim, defense or other right which Lessee may have against Lessor. Lessor shall be relieved of Its future obligations under the Lease as a result of such assignment if Lessor assigns to Assignee its interest in the System and Assignee assumes Lessor's future obligations. WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE SHALL NOT ASSIGN, SUBLEASE, TRANSFER, PLEDGE, MORTGAGE OR OTHERWISE ENCUMBER ("TRANSFER") ANY SYSTEM OR ANY LEASE OR ANY OF ITS RIGHTS THEREIN OR PERMIT ANY LEVY, LIEN OR ENCUMBRANCE THEREON. Any attempted non-consensual Transfer by Lessee shall be void ab initio. No Transfer shall relieve Lessee of any of Its obligations under a Lease.

 17. ORGANIZATION AND AUTHORITY: Lessee is duly organized, validly existing and in good standing under the laws of its State of formation and in any jurisdiction where a System is located. Lessee has the power and authority to execute, deliver and perform each Lease. The person executing this Agreement and any Schedules on behalf of Lessee has been given authority to bind the Lessee and each Lease constitutes or will constitute a legally binding and enforceable obligation of the Lessee. The execution, delivery and performance of each Lease is not and will not be in contravention of, or will not result in a breach of, any of the terms of Lessee's organizational documents, and any agreements, contracts or instruments to which Lessee is a party or under which it is bound.

 18. NOTICES: Notices, demands and other communications shall be in writing and shall be sent by hand delivery, certified mail (return receipt requested), or overnight courier service, or facsimile transmission (effective upon transmission) with a copy sent by one of the foregoing methods, to Lessee at the address or facsimile number stated above and to Lessor at 501 Corporate Centre Drive, Suite 600, Franklin, Tennessee 37067, Attention: V.P. Finance, or facsimile no. (615) 771-6292. Notices shall be effective upon the earlier of actual receipt or four days after the mailing date. Either party may substitute another address by written notice.

 19. JURISDICTION AND GOVERNING LAW: EACH LEASE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TENNESSEE AND THE LESSEE CONSENTS AND AGREES THAT, AT LESSOR'S OPTION, PERSONAL JURISDICTION, SUBJECT MATTER JURISDICTION AND VENUE SHALL BE WITH THE COURTS OF THE STATE OF TENNESSEE, OR THE FEDERAL COURT FOR THE MIDDLE DISTRICT OF TENNESSEE.

 20. MISCELLANEOUS: (a) Any failure of Lessor to require strict performance by Lessee or any waiver by Lessor of any provision of a Lease, shall not be construed as a consent to or waiver of any other breach of the same or of any other provision. (b) If there is more than one Lessee, the obligations of each Lessee are joint and several. (c) Lessee agrees to execute and deliver, upon demand, any documents necessary, in Lessor's reasonable opinion, to evidence the intent of a Lease, and/or to protect Lessor's interest in a System. Lessee appoints Lessor as its attorney-in-fact for the sole purpose of executing and delivering any UCC financing statements. Lessee agrees to pay Lessor's out-of-pocket costs of filing and recording such documentation. (d) Lessee shall deliver to Lessor such additional financial information as Lessor may reasonably request. (e) If any provision shall be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions shall not in any way be affected or impaired. (f) In the event Lessee fails to pay or perform any obligations under a Lease, Lessor may, at its option, pay or perform such obligation, and any payment made or expense incurred by Lessor in connection therewith shall be due and payable by Lessee upon Lessor's demand with interest thereon accruing at the maximum rate permitted by law until paid.
 (g) Time is of the essence in each Lease. (h) Lessee shall pay Lessor, on demand, all costs and expenses, including reasonable attorneys' and collection fees, incurred by Lessor in enforcing the terms and conditions of a Lease or in protecting Lessoes rights and interests in a Lease or a System (i) LESSOR INTENDS TO COMPLY WITH ALL APPLICABLE LAWS, INCLUDING THOSE CONCERNING THE REGULATION OF INTEREST. Therefore, no lease charge late charge, fee or interest, if applicable, is intended to exceed the maximum amount permitted to be charged or collected by applicable law. If one or more of such charges exceed such maximum, then such charges will be reduced to the legally permitted maximum charge and any excess charge will be used to reduce the future Rent and/or the Price of the System or refunded. (j) Each Lease may be executed by one or more of the parties on any number of separate counterparts (which may be originals or copies sent by facsimile transmission), each of which counterparts shall be an original. (k) Each Lease constitutes the entire agreement between Lessor and Lessee with respect to the subject matter thereof and supersedes all previous writings and understandings of any nature whatsoever. (l) No agent, employee, or representative of Lessor has any authority to bind Lessor to any representation or warranty concerning any System and, unless such representation or warranty is specifically included in a Lease, it shall not be enforceable by Lessee against Lessor.
--------------------------------------------------------------------------------
  MLA 3/98 Telecom Financial Services Legal Staff

--------------------------------------------------------------------------------
 Lessor GENERAL ELECTRIC CAPITAL CORPORATION                  Equipment Schedule
--------------------------------------------------------------------------------
 Lessee SENTO TECHNICAL INNOVATIONS CORPORATION
--------------------------------------------------------------------------------
 Billing Address                              Attention
 808 EAST UTAH VALLEY DRIVE
--------------------------------------------------------------------------------
 City                    County/Province          State/Country       Zip Code
 AMERICAN FORK           UTAH                     UT                  84003
--------------------------------------------------------------------------------
 Installation Site    City            County/Province  State/Country    Zip Code
 808 EAST UTAH        AMERICAN FORK   UTAH             UT               84003
 VALLEY DRIVE
--------------------------------------------------------------------------------
 Supplier Name                       Purchase Option   Advance Payment
 US WEST COMMUNICATION SERVICES INC. |_|(A) $1.00      $8,990.07
                                     |X|(B) FMV        The Advance Payment shall
                                     |_|(C)            be applied to the first 1
                                                       and last 0 Rent payments
--------------------------------------------------------------------------------
 Agreement No./Schedule No.  Price        Payment Nos.  Lease Rate Factor   Rent
 6752640-001                 $511,090.00  1-60          0.017590       $8,990.07
--------------------------------------------------------------------------------
 Date of Schedule            Initial Term (months)
 June 12, 1998                               60                            $0.00
--------------------------------------------------------------------------------
 Commitment Date             Payment Period
 June 26, 1998               |X| Monthly  |_| Other                        $0.00
--------------------------------------------------------------------------------
 TERMS AND CONDITIONS (The Reverse side contains Terms and Conditions which are also a part of this Schedule)
--------------------------------------------------------------------------------

 The terms and conditions of the Master Lease Agreement between Lessor and Lessee referenced above are made a part of this Schedule. Lessor and Lessee hereby agree to the terms defined above and further agree as set forth herein.

 1. ADVANCE PAYMENT: Lessee shall pay to Lessor, upon the execution and delivery of this Schedule, the advance payment, set forth above ("Advance Payment") in consideration of the Lessor holding funds available to purchase the Equipment and obtain the Software and as compensation for Lessor's review of Lessee's credit and document preparation. Upon Lessor's acceptance of the Lease, the Advance Payment shall be applied to the payment of Rent as set forth above. Any Advance Payment shall be nonrefundable if Lessee fails to timely provide all documentation or satisfy all conditions required by this Lease.

 2. PURCHASE PRICE PAYMENTS: Lessee acknowledges that it has signed and received a copy of the Supplier Agreement. If Lessee is required to make payments to Supplier under the Supplier Agreement prior to the Commencement Date ("Purchase Price Payments"), Lessee requests Lessor to pay such payments subject to the following terms and conditions. The Price will be increased by adding a price adjustment for each Purchase Price Payment. Each such price adjustment shall be computed by multiplying the Purchase Price Payment paid by Lessor to Supplier by a rate equal to the "Base Lending Rate" from time to time designated by Citibank N.A., NY, NY in effect on the date Lessor makes the first Purchase Price Payment plus two and one-half percent, divided by 360, and multiplied by the actual number of days elapsed from the date of the Purchase Price Payment to the Commencement Date or, if the Lease does not commence, to the date Lessee refunds the Purchase Price Payments to Lessor in accordance with Section 3. In no event will all or any price adjustment(s) exceed any limits imposed by applicable law. The periodic Rent shall be Increased as a result of adding to the Price of the System an amount equal to the total price adjustment(s).

 3. ACCEPTANCE: Lessee agrees to accept the System for purposes of this Lease by signing the Acceptance Certificate within ten (10) days after the System has met the acceptance criteria specified in the Supplier Agreement If Lessee fails or refuses to sign the Acceptance Certificate within such (10 ten day period, Lessor may declare Lessee's assignments and Lessor's agreement to pay the Price set forth in Section 1 of the Agreement an Section 2 of this Schedule to be null and void ab initio and thereupon the Lease shall terminate. Lessor shall then have no obligations under the Lease(and Lessee shall, within ten (10) days of a demand therefore, immediately pay to Lessor all Purchase Price Payments and all price adjustment(s) under Section 2 herein as well as Lessor's out-of-pocket expenses.

 4. MAINTENANCE, USE, AND OPERATION: At all times during the Term at its sole cost and expense, Lessee shall maintain the System in good repair, condition and working order, ordinary wear and tear excepted. Lessee shall use the System and all parts thereof for its designated purpose and in compliance with all applicable laws, shall keep the System in its possession and control and shall not permit the System to be moved from the installation Site set forth above without Lessor's prior written consent.

 5. PERSONAL PROPERTY: The System is, and shall at all times remain, personal property even if the Equipment is affixed or attached to real proper or any improvements thereon. At Lessor's request, Lessee shall, at no charge, promptly affix to the System any tags, decals, or plates furnished by Lessor indicating Lessor's interest in the System and Lessee shall not permit their removal or concealment. At Lessee's expense, Lessee shall (a) at a times keep the System free and clear of all liens and encumbrances, except those described in Section 6 and those arising through the actions of Lessor, and (b) otherwise cooperate to defend Lessor's interest in the System and maintain the status of the System and all parts thereof as personal property. If requested by Lessor, Lessee will, at Lessee's expense, furnish a waiver any interest in the System from any party having an interest in the real estate or building in which the System is located. Lessor may inspect the System and any related maintenance records at any time during Lessee's normal business hours.
--------------------------------------------------------------------------------
     A complete description of the System Is set forth on the Equipment and
            Software Listing attached hereto and made a part hereof.
--------------------------------------------------------------------------------
 GENERAL ELECTRIC CAPITAL CORPORATION    SENTO TECHNICAL INNOVATIONS CORPORATION
 BY  /s/ Mary M.Jones                     BY  /s/ Robert Bench
   ------------------                       ------------------
 Authorized Representative                Authorized Representative

 PRINT NAME /s/ Mary M.Jones              PRINT NAME /s/ Robert Bench
           -----------------                        -----------------
 TITLE MGR.CONTRACT ADM   DATE 7/24/98    TITLE VP CFO    DATE 6/19/98
      -----------------        --------        -------        --------
--------------------------------------------------------------------------------
 MLA 3/98 @ Telecom Financial Services Legal Staff

 6. TRUE LEASE AND SECURITY INTEREST:  If Lessee has selected Purchase Option B,
 (a) Lessor holds title to Equipment and the right to use the Software and Lessor shall be entitled to all tax benefits resulting therefrom, (b) Lessee shall have no right, title or interest therein, other than possession and use as a lessee and non-exclusive sublicensee, and (c) Lessee and Lessor intend this Lease to create a true lease and not a security interest, and the provisions of this Section or the filing of any financing statements with respect to this Lease shall not be deemed evidence of any contrary Intent but of an attempt to protect Lessor's rights and title. Regardless of the purchase option selected, and without limiting or negating the foregoing sentence, to secure the performance of Lessee's obligations under this Lease including, without limitation, the repayment of any Purchase Price Payments, price adjustments and out-of-pocket expenses under Section 3 above, Lessee hereby grants to Lessor a first priority security interest In Lessee's existing and future right, title and Interest in, to and under, (i) the System Including all additions, attachments, accessions, and leased Modifications and Additions (as defined in Section 7 below) thereto, and replacements therefore, (ii) the applicable Supplier Agreement, and (iii) all products and proceeds of the foregoing including, without limitation, insurance proceeds, rents and all sums due or to become due to Lessee with respect to any of the foregoing, and all monies received in respect thereof.

 7. MODIFICATIONS, ADDITIONS AND ALTERATIONS: After the Commencement Date of this Lease and without notice to Lessor Lessee may, at Lessee's expense, alter or modify any item of Equipment with an upgrade, accessory or any other equipment that meets the specifications of the System's manufacturer for use on or in connection with the System ("Modification") or with Software or other associated Items or materials that meet the specifications of such manufacturer and are to be used on or in connection with such System ("Addition"). Any other modification or addition ("Alteration") shall be permitted only upon written notice to Lessor and at Lessee's expense and risk, and any such Alteration shall be removed and the System restored to its normal, unaltered condition at Lessee's expense prior to its return to Lessor. If not removed upon return of the System, any Modification or Addition shall become, without charge, the property of Lessor free and clear of all encumbrances. Restoration will include replacement of any parts removed in connection with the installation of an Alteration, Modification or Addition. Any Equipment or Software installed in connection with warranty or maintenance service or manufacturer's upgrades provided at no charge to Lessee shall be the property of Lessor.

 8. LEASES FOR MODIFICATIONS AND ADDITIONS: During the Term of this Lease, at Lessee's request, Lessor may elect to lease to Lessee Modifications and Additions ("CSO Equipment") subject to the terms of this Lease. While the CSO Equipment shall be added to and become a part of this Lease as of the CSO Commencement Date (as defined below), the CSO Lease Addendum shall be assigned a separate Schedule number. The lease for CSO Equipment shall expire at the same time as this Lease. The applicable Lease Rate Factor shall be Lessor's then-current Lease Rate Factor for similar transactions based upon the remaining length of the Term. The rent for CSO Equipment shall be determined by Lessor who shall adjust the then-current Rent and notify Lessee in writing of such adjustment(s), which shall be effective as of the first day of the month following the date of the notice (or the date of the notice if it is the first day of the month) ("CSO Commencement Date"). Any adjustment notice shall be added to and become a part of this Lease.

 CSO Equipment must be ordered by Lessee from the Supplier. On the date any CSO Equipment is delivered to Lessee. Supplier shall pass title to such CSO Equipment (other than any Software which shall be licensed and/or sublicensed) directly to Lessor. Such title shall be good and marketable and free and clear of any and all liens and encumbrances of any nature whatsoever. Lessor shall promptly pay to Supplier the appropriate price of the CSO Equipment after the later of (a) the date the CSO Equipment is installed and functioning, or (b) Lessor's receipt of a full and complete listing of the CSO Equipment and the Supplier's invoice. No interest shall be payable by Lessor to Supplier with respect to such payment. Lessor's agreement to lease any CSO Equipment is subject to the condition that the Price payable to Supplier with respect thereto shall not exceed $100,000.00 or be less than $1,000.00, and is subject to satisfactory credit review by Lessor of Lessee's credit at the time of the CSO.

 9. RETURN OF SYSTEM: (a) Upon any termination of this Lease pursuant to the term hereof prior to the end of the Term, (b) at Lessor's request upon the occurrence of an Event of Default, or (c) if Lessee has not exercised its Purchase Option set forth herein at the end of the applicable Term, Lessee shall, at its own risk and sole expense, immediately return the System to Lessor by property removing, disassembling and packing it for shipment, loading it on board a carrier acceptable to Lessor, and shipping the same to a destination in the continental United States specified by Lessor, freight and insurance prepaid. The returned System shall be In the same condition and operating order as existed when received, ordinary wear and tear excepted. If Lessee does not immediately return the System to Lessor as required, Lessee shall pay to Lessor, on demand, an amount equal to the then-current Rent prorated on a daily basis for each day from and including the termination or expiration date of the Lease through and including the day Lessee ships the System to Lessor in accordance with this Section. Lessee shall pay to Lessor, upon written demand, any amount necessary to place the System in good repair, condition and working order, ordinary wear and tear excepted.

 10. PURCHASE OPTION: At the expiration of the Initial Term or any Term, if Lessee has performed all terms and conditions of the Lease, except the return of the System pursuant to Section 9 herein, Lessee shall have the right to purchase all, but not less than all, of the Equipment and all leased Modifications and to receive an assignment of all, but not less than all, nonexclusive sublicenses to use the Software and Additions, if any, for the purchase price described below subject to the following terms and conditions:

 If Lessee has elected Purchase Option B or C above, Lessee shall provide written notice to Lessor at least six (6) months prior to such purchase that Lessee has elected to exercise its Purchase Option. In any event, upon exercise of its purchase option, Lessee shall purchase the Equipment and all leased Modifications and obtain a non-exclusive sublicense to use the associated Software and Additions AS-IS, WHERE-IS, WITH ALL FAULTS AND SUBJECT TO THE SAME DISCLAIMERS OF WARRANTIES AND DAMAGES AS SET FORTH IN SECTION 9 OF THE AGREEMENT. Lessee also shall be responsible for the payment of any sales tax or other fees in connection with Lessee's exercise of this Purchase Option. The purchase price shall be due and payable to Lessor by Lessee at the expiration of the applicable Term.

 Upon satisfaction by Lessee of the purchase conditions, Lessor's sole and exclusive obligations under this Purchase Option shall be to deliver to Lessee good title to such Equipment and leased Modifications such as Lessor received from the Supplier, to assign to Lessee a non-exclusive sublicense, as described in the Supplier Agreement, to use the associated Software and Additions, free and clear of all liens, encumbrances and rights of others arising solely out of or created by Lessor's actions. Lessor's assignment of the sublicense is limited to such sublicense as Lessor can assign without incurring further cost and is subject to all applicable terms and conditions of the license and/or sublicense set forth in the Supplier Agreement.

 The purchase price shall be as follows:

 (a) Purchase Option A. If Lessee has selected Purchase Option A above, the purchase price shall be $1.00.

 (b) Purchase Option B. If Lessee has selected Purchase Option B above, the purchase price shall be the installed fair market value thereof assuming the System is in good repair, condition and working order, ordinary wear and tear excepted ("FMV"). The FMV shall be determined by Lessor and Lessee. If Lessor and Lessee are unable to agree, the FMV shall be determined by an independent appraiser selected by Lessor and approved by Lessee which approval shall not be unreasonably withheld or delayed. Lessee shall bear the fees of the appraiser.

 (c) Purchase Option C. If Lessor has selected Purchase Option C, the purchase price shall be the product obtained by multiplying the Price, as it may have been adjusted, by the percent set forth in Option C above.

 11. LEASE RATE: By signing a Lease with a Purchase Option A or Purchase Option C, Lessee agrees to pay Rent (consisting of a principal payment for Equipment and, If applicable, Software, maintenance, and/or other costs) based on the Price of such items and a Lease charge derived from an implied interest rate ("Lease Rate"). The Lease Rate, as used to calculate the portion of each monthly Rent payment that constitutes a lease charge, may be determined by applying to the Price, the rate that will amortize such Price (adjusting for any Advance Rent) down to the amount of the Purchase Option at a constant rate over the Initial Term by payment of the monthly Rent. The Lease Rate is the constant rate referred to in the preceding sentence. The Lease Rate can also be calculated using the Price as the present value, the Purchase Option as the future value, the Rent as the payment and the stated Term.
--------------------------------------------------------------------------------
 MLA 3/98 @ Telecom Financial Services Legal Staff
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Lessor GENERAL ELECTRIC CAPITAL CORPORATION                  Equipment Schedule
--------------------------------------------------------------------------------
 Lessee SENTO TECHNICAL INNOVATIONS CORPORATION
--------------------------------------------------------------------------------
 Billing Address                              Attention
 808 EAST UTAH VALLEY DRIVE
--------------------------------------------------------------------------------
 City                                         State/Country       Zip Code
 AMERICAN FORK                                UT                  84003
--------------------------------------------------------------------------------
 Installation Site    City            County/Province  State/Country    Zip Code
 808 EAST UTAH        AMERICAN FORK   UTAH             UT               84003
 VALLEY DRIVE
--------------------------------------------------------------------------------
 Supplier Name
 US WEST COMMUNICATION SERVICES INC.
--------------------------------------------------------------------------------
 Agreement No.      Price        Payment Nos.  Lease Rate Factor    Rent
 /Schedule No.
 6752640-00         $349,084.00  1-60          0.017590           $6,140.39
--------------------------------------------------------------------------------
 Date of Schedule   Initial Term                 Purchase Option
                    (months)                     |_|(A) $1.00  |X| (B) FMV
 August 7, 1998       60                         |_|(C) __________%
--------------------------------------------------------------------------------
 Commitment Date    Payment Period               Advance Payment
 July 1, 1999       |X| Monthly Other______       $6,140.39
                                                  The Advance payment shall be
                                                  Applied to the first 1 and
                                                  last 0 Rent payment(s).
--------------------------------------------------------------------------------
 TERMS AND CONDITIONS (The reverse side contains Terms and Conditions which are also a part of this Schedule)
--------------------------------------------------------------------------------

 The terms and conditions of the Master Lease Agreement between Lessor and Lessee referenced above are made a part of this Schedule. Lessor and Lessee hereby agree to the terms defined above and further agree as set forth herein.

 1. ADVANCE PAYMENT: Lessee shall pay to Lessor, upon the execution and delivery of this Schedule, the advance payment set forth above ("Advance Payment") in consideration of the Lessor holding funds available to purchase the Equipment and obtain the Software and as compensation for Lessor's review of Lessee's credit and document preparation. Upon Lessor's acceptance of the Lease, the Advance Payment shall be applied to the payment of Rent as set forth above. Any Advance Payment shall be non-refundable if Lessee fails to timely provide all documentation or satisfy all conditions required by this Lease.

 2. PURCHASE PRICE PAYMENTS: Lessee acknowledges that it has signed and received a copy of the Supplier Agreement. If Lessee is required to make payments to Supplier under the Supplier Agreement prior to the Commencement Date ("Purchase Price Payments"), Lessee requests Lessor to pay such payments subject to the following terms and conditions. The Price will be increased by adding a price adjustment for each Purchase Price Payment. Each such price adjustment shall be computed by multiplying the Purchase Price Payment paid by Lessor to Supplier by a rate equal to the "Base Lending Rate" from time to time designated by Citibank N.A., NY, NY in effect on the date Lessor makes the first Purchase Price Payment plus two and one-half percent, divided by 360, and multiplied by the actual number of days elapsed from the date of the Purchase Price Payment to the Commencement Date or, if the Lease does not commence, to the date Lessee refunds the Purchase Price Payments to Lessor in accordance with Section 3. In no event will all or any price adjustment(s) exceed any limits imposed by applicable law. The periodic Rent shall be increased as a result of adding to the Price of the System an amount equal to the total price adjustment(s).

 3. ACCEPTANCE: Lessee agrees to accept the System for purposes of this Lease by signing the Acceptance Certificate within ten (10) days after the System has met the acceptance criteria specified in the Supplier Agreement. If Lessee fails or refuses to sign the Acceptance Certificate within such (10) ten day period, Lessor may declare Lessee's assignments and Lessors agreement to pay the Price set forth in Section 1 of the Agreement and Section 2 of this Schedule to be null and void ab initio and thereupon the Lease shall terminate. Lessor shall then have no obligations under the Lease and Lessee shall, within ten (10) days of a demand therefore, immediately pay to Lessor all Purchase Price Payments and all price adjustment(s) under Section 2 herein as well as Lessors out-of-pocket expenses.


 4. MAINTENANCE, USE, AND OPERATION: At all times during the Term, at its sole cost and expense, Lessee shall maintain the System in good repair, condition and working order, ordinary wear and tear excepted. Lessee shall use the System and all parts thereof for its designated purpose and in compliance with all applicable laws, shall keep the System in its possession and control and shall not permit the System to be moved from the Installation Site set forth above without Lessor's prior written consent.

 5. PERSONAL PROPERTY: The System is, and shall at all times remain, personal property even if the Equipment is affixed or attached to real property or any improvements thereon. At Lessor's request, Lessee shall, at no charge, promptly affix to the System any tags, decals, or plates fumished by Lessor indicating Lessor's interest in the System and Lessee shall not permit their removal or concealment. At Lessee's expense, Lessee shall (a) at all times keep the System free and clear of all liens and encumbrances, except those described in Section 6 and those arising through the actions of Lessor, and (b) otherwise cooperate to defend Lessor's interest in the System and to maintain the status of the System and all parts thereof as personal property. If requested by Lessor, Lessee will, at Lessee's expense, furnish a waiver of any interest in the System from any party having an
--------------------------------------------------------------------------------
 A complete description of the System is set forth on the Equipment and Software
                 Listing attached hereto and made a part hereof.
--------------------------------------------------------------------------------
 GENERAL ELECTRIC CAPITAL CORPORATION    SENTO TECHNICAL INNOVATIONS CORPORATION
 BY  /s/ Mary M.Jones                     BY  /s/ Robert Bench
   ------------------                       ------------------
 Authorized Representative                Authorized Representative

 PRINT NAME /s/ Mary M.Jones              PRINT NAME /s/ Robert Bench
           -----------------                        -----------------
 TITLE MGR.CONTRACT ADM   DATE 7/24/98    TITLE VP CFO    DATE 6/19/98
      -----------------        --------        -------        --------
--------------------------------------------------------------------------------
 MLA 3/98 @ Telecom Financial Services Legal Staff

 6. TRUE LEASE AND SECURITY  INTEREST:  if Lessee has selected Puchase Option B.
 (a) Lessor holds title to the Equipment and the right to use go Software and Lessor shall be entitled to all tax benefits resulting therefrom, (b) Lessee shall have no right, title or Interest therein, other than possession and use as a lessee and non-exclusive sublicensee, and (c) Lessee and Lessor Intend this Lease to create a true lease and not a security interest, and the provisions of this Section or the filing of any financing statements with respect to this Lease shall not be deemed evidence of any contrary Intent but of an attempt to protect Lessor's rights and title. Regardless of the purchase option selected, and without limiting or negating the foregoing sentence, to secure the performance of Lessee's obligations under this Lease including, without limitation, the repayment of any Purchase Price Payments, price adjustments and out-of-pocket expenses under Section 3 above, Lessee hereby grants to Lessor a first priority security Interest in Lessee's existing and future right, title and Interest in, to and under (i) the System Including all additions, attachments, accessions, and leased Modifications and Additions (as defined in Section 7 below) thereto, and replacements therefore, (ii) the applicable Supplier Agreement and (iii) all products and proceeds of the foregoing including, without limitation, insurance proceeds, rents and all sums due or to become due to Lessee with respect to any of the foregoing, and all monies received In respect thereof.

 7. MODIFICATIONS, ADDITIONS AND ALTERATIONS: After the Commencement Date of this Lease and without notice to Lessor, Lessee may, at Lessee's expense, alter or modify any Item of Equipment with an upgrade, accessory or any other equipment that meets the specifications of the System's manufacturer for use on or in connection with the System ("Modification") or with Software or other associated items or materials that meet the specifications of such manufacturer and are to be used on or in connection with such System ("Addition"). Any other modification or addition ("Alteration") shall be permitted only upon written notice to Lessor and at Lessee's expense and risk, and any such Alteration shall be removed and the System restored to its normal, unaltered condition at Lessee's expense prior to its return to Lessor. If not removed upon return of the System, any Modification or Addition shall become, without charge, the property of Lessor free and clear of all encumbrances. Restoration will include replacement of any parts removed in connection with the installation of an Alteration, Modification or Addition. Any Equipment or Software Installed In connection with warranty or maintenance service or manufacturer's upgrades provided at no charge to Lessee shall be the property of Lessor.

 8. LEASES FOR MODIFICATIONS AND ADDITIONS: During the Term of this Lease, at Lessee's request Lessor may elect to lease to Lessee Modifications and Additions ("CSO Equipment") subject to the terms of this Lease. While the CSO Equipment shall be added to and become a part of this Lease as of the CSO Commencement Date (as defined below), the CSO Lease Addendum shall be assigned a separate Schedule number. The lease for CSO Equipment shall expire at the same time as this Lease. The applicable Lease Rate Factor shall be Lessor's then-current Lease Rate Factor for similar transactions based upon the remaining length of the Term. The rent for CSO Equipment shall be determined by Lessor who shall adjust the then-current Rent and notify Lessee in writing of such adjustment(s), which shall be effective as of the first day of the month following the date of the notice (or the date of the notice if it is the first day of the month) ("CSO Commencement Date"). Any adjustment notice shall be added to and become a part of this Lease.

 CSO Equipment must be ordered by Lessee from the Supplier. On the date any CSO Equipment is delivered to Lessee, Supplier shall pass title to such CSO Equipment (other than any Software which shall be licensed and/or sublicensed) directly to Lessor. Such title shall be good and marketable and free and clear of any and all liens and encumbrances of any nature whatsoever. Lessor shall promptly pay to Supplier the appropriate price of the CSO Equipment after the later of (a) the date the CSO Equipment is installed and functioning, or (b) Lessor's receipt of a full and complete listing of the CSO Equipment and the Supplier's Invoice. No Interest shall be payable by Lessor to Supplier with respect to such payment Lessor's agreement to lease any CSO Equipment is subject to the condition that the Price payable to Supplier with respect thereto shall not exceed $100,000.00 or be less than $1,000.00, and is subject to satisfactory credit review by Lessor of Lessee's credit at the time of the CSO.

 9. RETURN OF SYSTEM: (a) Upon any termination of this Lease pursuant to the term hereof prior to the end of the Term, (b) at Lessor's request upon the occurrence of an Event of Default, or (c) if Lessee has not exercised its Purchase Option set forth herein at the end of the applicable Term, Lessee shall, at its own risk and sole expense, Immediately return the System to Lessor by property removing disassembling and packing it for shipment, loading it on board a carrier acceptable to Lessor, and shipping the same to a destination In the continental United States specified by Lessor, freight and Insurance prepaid. The returned System shall be In the same condition and operating order as existed when received, ordinary wear and tear excepted. If Lessee does not Immediately return the System to Lessor as required, Lessee shall pay to Lessor, on demand, an amount equal to the then-current Rent prorated on a daily basis for each day from and Including the termination or expiration date of the Lease through and Including the day Lessee ships the System to Lessor in accordance with this Section. Lessee shall pay to Lessor, upon written demand, any amount necessary to place the System in good repair, condition and working order, ordinary wear and tear excepted.

 10. PURCHASE OPTION: At the expiration of the Initial Term or any Term, if Lessee has performed all terms and conditions of the Lease, except the return of the System pursuant to Section 9 herein, Lessee shall have the right to purchase all, but not less than all. of the Equipment and all leased Modifications and to receive an assignment of all, but not less than all, nonexclusive sublicenses to use the Software and Additions, if any, for the purchase price described below subject to the following terms and conditions:

 If Lessee has elected Purchase Option B or C above, Lessee shall provide written notice to Lessor at least six (6) months prior to such purchase that Lessee has elected to exercise its Purchase Option. In any event, upon exercise of its purchase option, Lessee shall purchase the Equipment and all leased Modifications and obtain a non-exclusive sublicense to use the associated Software and Additions AS-IS, WHERE-IS, WITH ALL FAULTS AND SUBJECT TO THE SAME DISCLAIMERS OF WARRANTIES AND DAMAGES AS SET FORTH IN SECTION 9 OF THE AGREEMENT. Lessee also shall be responsible for the payment of any sales tax or other fees in connection with Lessee's exercise of this Purchase Option. The purchase price shall be due and payable to Lessor by Lessee at the expiration of the applicable Term.

 Upon satisfaction by Lessee of the purchase conditions, Lessor's sole and exclusive obligations under this Purchase Option shall be to deliver to Lessee good title to such Equipment and leased Modifications such as Lessor received from the Supplier, to assign to Lessee a non-exclusive sublicense, as described in the Supplier Agreement, to use the associated Software and Additions, free and clear of all liens, encumbrances and rights of others arising solely out of or created by Lessor's actions. Lessor's assignment of the sublicense is limited to such sublicense as Lessor can assign without incurring further cost and is subject to all applicable terms and conditions of the license and/or sublicense set forth In the Supplier Agreement.

 The purchase price shall be as follows:

 (a) Purchase Option A. If Lessee has selected Purchase Option A above, the purchase price shall be $1.00.

 (b) Purchase Option B. If Lessee has selected Purchase Option B above, the purchase price shall be the installed fair market value thereof assuming the System is in good repair, condition and working order, ordinary wear an tear excepted ("FMV"). The FMV shall be determined by Lessor and Lessee. If Lessor and Lessee are unable to agree, the FMV shall be determined by a independent appraiser selected by Lessor and approved by Lessee which approval shall not be unreasonably withheld or delayed. Lessee shall bear the fees of the appraiser.

 (c) Purchase Option C. If Lessor has selected Purchase Option C, the purchase price shall be the product obtained by multiplying the Price, as it may have been adjusted, by the percent set forth in Option C above.

 11. LEASE RATE: By signing a Lease with a Purchase Option A or Purchase Option C, Lessee agrees to pay Rent (consisting of a principal payment for Equipment and, if applicable, Software, maintenance. and/or other costs) based on the Price of such items and a Lease charge derived from an Implied Interest rate ("Lease Rate"). The Lease Rate, as used to calculate the portion of each monthly Rent payment that constitutes a lease charge, may be determined by applying to the Price, the rate that will amortize such Price (adjusting for any Advance Rent) down to the amount of the Purchase Option at a constant rate over the Initial Term by payment of the monthly Rent. The Lease Rate is the constant rate referred to in the preceding sentence. The Lease Rate can also be calculated using the Price as the present value, the Purchase Option as the future value, the Rent as the payment and the stated Term.
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 MLA 3/98 @ Telecom Financial Services Legal Staff